UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 17, 2011

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 17, 2011, the Board of Directors of SuperGen, Inc. (the “Company”) amended and restated the Company’s bylaws to (1) revise the indemnification provisions to exclude indemnification for disgorgement of profits required by Section 16 of the Securities Exchange Act of 1934, as amended, and eliminate references to indemnification regarding “predecessor corporations,” and (2) update the voting provisions regarding the election of directors to reflect the wording of the Delaware statute.

The full text of the bylaws, as amended and restated, is set forth in Exhibit 3.1 filed with this report, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                Exhibits

Exhibit Number	Description

3.1	Bylaws of SuperGen, Inc. (as amended and restated through March 17, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

	By:	/S/ MICHAEL MOLKENTIN
Michael Molkentin Chief Financial Officer

Date: March 18, 2011

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of SuperGen, Inc. (as amended and restated through March 17, 2011)